Number                                                      Shares


                             KINGDOM VENTURES, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                              SERIES B COMMON STOCK
                           PAR VALUE $.001 PER SHARE      See Restrictive Legend
                                                              On Reverse Side

                                                       CUSIP 49567U 20 4
                                             See Reverse For Certain Definitions

THIS CERTIFIES that



is the owner of
      FULLY PAID AND NONASSESSABLE SHARES OF THE SERIES B COMMON STOCK OF
                             KINGDOM VENTURES, INC.

Transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, Kingdom Ventures, Inc. has caused the signatures of its duly authorized officers and facsimile of its corporate seal to be hereunto affixed.

          /s/ Gene Jackson                              /s/ Gene Jackson
             Secretary                                     President
                                   [SEAL]


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     THE  SHARES  REPRESENTED  BY  THIS  CERTIFICATE  ARE  SUBJECT  TO  THE
DESIGNATITONS, LIMITATIONS, PREFERENCES AND RELATIVE RIGHTS OF THE SERIES B COMMON STOCK, A COPY OF WHICH MAY BE OBTAINED BY THE REGISTERED HOLDER HEREOF UPON WRITTEN REQUEST TO THE ISSUER.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THE DESIGNATIONS, LIMITATIONS, PREFERENCES AND RELATIVE RIGHTS OF THE SERIES B COMMON STOCK AND MAY BE TRANSFERRED ONLY IN ACCORDANCE THEREWITH.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR ANY BNEEFICIAL INTEREST THEREIN MAY BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRRED EXCEPT
PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS, LIMITATIONS, PREFERENCES AND RELATIVE RIGHTS
RELATING TO THE SERIES B COMMON STOCK. NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE VALID UNLESS
ACCOMPANIED  BY  AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO  THE  COMPANY.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common           UNIF GIFT MIN ACT -  Custodian.
  TEN ENT - as tenants by the entireties      under Uniform Gifts to Minors Act
  JT TEN - as joint tenants with right of
    Survivorship and not as tenants
               In common

     Additional abbreviations may also be used though not in the above list.

For  Value  Received,  _________  do  hereby  sell,  assign  and  transfer  unto

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                                                                       Shares of
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the  Series  B Common Stock represented by the within Certificate, and do hereby irrevocably  constitute  and  appoint
                                      ------------------------------------------
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated:
            ----------------------------

                                       ----------------------------------
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